                                                                  EXHIBIT 10.3.5

                AMENDED, RESTATED AND CONSOLIDATED MEZZANINE NOTE

$84,080,526                                                       MARCH 31, 2003

THIS AMENDED, RESTATED AND CONSOLIDATED PROMISSORY NOTE (this "RESTATED MEZZANINE NOTE"), is made as of March 31, 2003, by the undersigned, each having an address c/o Lodgian, Inc., 3445 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326 (each, a "MEZZANINE BORROWER" and, collectively, "MEZZANINE BORROWERS"), in favor of MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation (together with its successors and assigns, "MEZZANINE LENDER"), having an address at 4 World Financial Center, New York, New York 10080.

                                    RECITALS

                  WHEREAS Mezzanine Borrowers are the obligors under that certain promissory note (the "ORIGINAL MEZZANINE NOTE") described on Exhibit A annexed hereto and made a part hereof in the outstanding principal amount as of the date hereof of $78,541,251 (the "EXISTING INDEBTEDNESS");

                  WHEREAS Mezzanine Borrowers have assumed the obligations of the original makers of, and are now the obligors under, that certain promissory note described on Exhibit B annexed hereto and made a part hereof in the outstanding principal amount as of the date hereof of $5,539,275 (the "ASSUMED NOTE"), and together with the Original Mezzanine Note, collectively, the "EXISTING NOTES");

                  WHEREAS the Original Mezzanine Note is, and from and after the date hereof, the Assumed Note will be, secured by, among other things, that certain Pledge and Security Agreement, dated as of November 25, 2002 (as amended, modified or restated from time to time, the "PLEDGE AGREEMENT"), executed by certain of the Mezzanine Borrowers named therein, pledging such Mezzanine Borrowers' legal and beneficial interest in and to certain stock, limited liability company membership interests and limited and general partnership interests, as applicable, as more particularly described therein (collectively, the "PLEDGED INTERESTS") in favor of Mezzanine Lender, and (ii) that certain Leasehold Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement, dated as of November 25, 2002 (together with all extensions, renewals, modifications, substitutions and amendments thereof, the "SECURITY INSTRUMENT"), made by Island Motel Enterprises, Inc. and Penmoco, Inc. for the benefit of Lender and covering the property as more particularly described therein;

                  WHEREAS Mezzanine Lender is the holder of the Existing Notes, the Pledge Agreement and the Security Instrument;

                  WHEREAS on the date hereof, Mezzanine Borrowers and Mezzanine Lender are consolidating, modifying and amending the Existing Indebtedness pursuant to a certain Modification of Loan Agreement and Other Loan Documents (as same may be amended, modified or supplemented, the "MODIFICATION AGREEMENT");

                  WHEREAS Mezzanine Borrowers and Mezzanine Lender desire to combine, consolidate, coordinate, amend and restate in its entirety the Existing Indebtedness evidenced by the Existing Notes on the terms and conditions provided in this Restated Mezzanine Note as hereinafter set forth; and

                  WHEREAS this Restated Mezzanine Note evidences a loan (the "LOAN") in the principal amount of the Loan Amount (hereinafter defined).

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

                  (i) The Recitals are hereby incorporated herein by this reference;

                  (ii) Mezzanine Borrowers and Mezzanine Lender acknowledge and agree that the Existing Notes, as modified, constitute a single indebtedness in the principal amount of EIGHTY-FOUR MILLION EIGHTY THOUSAND FIVE HUNDRED AND TWENTY SIX AND 00/100 DOLLARS ($84,080,526.00) (the "LOAN AMOUNT") as evidenced by this Restated Mezzanine Note;

                  (iii) From and after the date hereof, the terms, covenants and provisions of the Existing Notes are hereby modified, amended and restated in their entirety so that henceforth the terms, covenants and provisions of this Restated Mezzanine Note shall supersede those of the Existing Notes;

                  (iv) Neither this Restated Mezzanine Note nor anything contained herein shall be construed as a substitution or novation of the indebtedness under the Existing Notes all of which shall remain in full force and effect, as hereby confirmed, modified, amended and restated in their entirety;

                  (v) On the date hereof, the principal amount outstanding under the Existing Notes is the Loan Amount; and

                  (vi) Mezzanine Borrowers represent, warrant and covenant to Mezzanine Lender that there are no offsets, counterclaims or defenses with respect to the obligations under the Existing Notes.

NOW, THEREFORE, FURTHER, FOR VALUE RECEIVED, Mezzanine Borrowers do hereby covenant and promise to pay to the order of Mezzanine Lender, without any counterclaim, setoff or deduction whatsoever, on the Maturity Date (as hereinafter defined), in immediately available funds, at 4 World Financial Center, New York, New York 10080, or at such other place as Mezzanine Lender may designate to Mezzanine Borrowers in writing from time to time, in legal tender of the United States of America, the Loan Amount and all other amounts due or becoming due hereunder, to the extent not previously paid in accordance herewith.

         PAYMENTS OF PRINCIPAL AND INTEREST. Mezzanine Borrowers shall make payments of principal and interest on the outstanding principal balance of this Restated

Mezzanine Note in accordance with the terms and provisions of Section 2.4 of the Mezzanine Loan Agreement.

         The entire outstanding principal balance of the Mezzanine Loan, all accrued and unpaid interest thereon (including interest through the end of the Interest Accrual Period then in effect) and all other amounts due on each Component hereunder and under the other Mezzanine Loan Documents (collectively, the "DEBT") if not sooner paid (and unless Mezzanine Borrowers shall extend the term of the Mezzanine Loan for the First Extension Term, the Second Extension Term, or the Third Extension Term) shall be due and payable on November 30, 2004 (the "SCHEDULED MATURITY DATE"). Subject to the terms and conditions of Section 2.5(B) of the Mezzanine Loan Agreement, Mezzanine Borrowers may extend the term of the Mezzanine Loan for the Extension Terms. The Scheduled Maturity Date, as the same may be extended for the First Extension Term, the Second Extension Term, or the Third Extension Term (subject to the terms and conditions of Section 2.5(B) of the Mezzanine Loan Agreement), or such other date on which the final payment of the Debt becomes due hereunder or under the Mezzanine Loan Agreement or the other Mezzanine Loan Documents, whether at such stated maturity date, by acceleration, or otherwise, shall be referred to herein as the "MATURITY DATE".

         Interest on the principal sum of this Restated Mezzanine Note shall be calculated on the basis of a 360 day year, and shall be charged for the actual number of days elapsed during any month or other accrual period.

         SECURITY; MEZZANINE LOAN DOCUMENTS. This Restated Mezzanine Note is being executed and delivered pursuant to the Modification Agreement, dated as of the date hereof which amends, among other documents, that certain Mezzanine Loan Agreement dated as of November 25, 2002 (as so amended and as may be further amended, modified or restated from time to time, the "MEZZANINE LOAN AGREEMENT"), among Mezzanine Borrowers and Mezzanine Lender. Reference is hereby made to the Mezzanine Loan Agreement for the terms and conditions governing this Restated Mezzanine Note, including the terms and conditions under which this Restated Mezzanine Note may be prepaid or its maturity accelerated. This Restated Mezzanine Note is secured by, among other things the Pledge Agreement and the Security Instrument. This Restated Mezzanine Note, the Mezzanine Loan Agreement, the Pledge Agreement, the Security Instrument and all other documents or instruments given by Mezzanine Borrowers or any one of them or any guarantor and accepted by Mezzanine Lender for purposes of evidencing, securing, perfecting, or guaranteeing the indebtedness evidenced by this Restated Mezzanine Note, as same may be amended from time to time, may be referred to as the "MEZZANINE LOAN DOCUMENTS."

         PREPAYMENT; PREPAYMENT CONSIDERATION. Mezzanine Borrowers shall have no right to prepay the Mezzanine Loan in whole or in part except as expressly provided in Section 2.6 of the Mezzanine Loan Agreement.

         EVENTS OF DEFAULT; ACCELERATION. Upon the occurrence and during the continuance of any Event of Default, at the option of Mezzanine Lender and without notice, the entire principal amount and all interest accrued and outstanding hereunder and all other amounts outstanding under any of the Mezzanine Loan Documents shall at once become due and payable, and Mezzanine Lender may exercise any and all of its rights and remedies under any of the

Mezzanine Loan Documents or pursuant to applicable law. Mezzanine Lender may so accelerate such obligations and exercise such remedies at any time after the occurrence of any Event of Default, regardless of any prior forbearance.

         LATE CHARGES; DEFAULT INTEREST. If an Event of Default relating to non-payment of any principal, interest or other sums due under this Restated Mezzanine Note or under any of the other Mezzanine Loan Documents shall occur, then Mezzanine Borrowers shall pay to Mezzanine Lender, in addition to all sums otherwise due and payable, a late charge in an amount equal to five percent (5.0%) of such principal, interest or other sums due hereunder or under any other Mezzanine Loan Document (or, in the case of a partial payment, the unpaid portion thereof), such late charge to be immediately due and payable without demand by Mezzanine Lender.

         Upon the occurrence and during the continuance of an Event of Default and in any event from and after the Maturity Date of the Mezzanine Loan, the outstanding principal balance of this Restated Mezzanine Note and all other Obligations shall bear interest until paid in full at a rate per annum (the "DEFAULT RATE") equal to the sum of (i) five percent (5.0%) and (ii) the Interest Rate otherwise applicable under this Restated Mezzanine Note.

         Mezzanine Borrowers agree that such late charge and Default Rate of interest are reasonable and do not constitute a penalty.

         INTEREST LAWS. Notwithstanding any provision to the contrary contained in this Restated Mezzanine Note, the Mezzanine Loan Agreement or the other Mezzanine Loan Documents, Mezzanine Borrowers shall not be required to pay, and Mezzanine Lender shall not be permitted to collect, any amount of interest in excess of the maximum amount of interest permitted by law ("EXCESS INTEREST"). If any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided for in this Restated Mezzanine Note, the Mezzanine Loan Agreement or in any of the other Mezzanine Loan Documents, then in such event: (i) the provisions of this subsection shall govern and control;
(ii) Mezzanine Borrowers shall not be obligated to pay any Excess Interest;
(iii) any Excess Interest that Mezzanine Lender may have received hereunder shall be, at Mezzanine Lender's option, (a) applied as a credit against either or both of the outstanding principal balance of the Mezzanine Loan or accrued and unpaid interest thereunder (not to exceed the maximum amount permitted by law), (b) refunded to the payor thereof, or (c) any combination of the foregoing; (iv) the interest rate(s) provided for herein shall be automatically reduced to the maximum lawful rate allowed from time to time under applicable law (the "MAXIMUM RATE"), and this Restated Mezzanine Note, the Mezzanine Loan Agreement and the other Mezzanine Loan Documents shall be deemed to have been and shall be, reformed and modified to reflect such reduction; and (v) Mezzanine Borrowers shall not have any action against Mezzanine Lender for any damages arising out of the payment or collection of any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on any Obligation is calculated at the Maximum Rate rather than the applicable rate under this Restated Mezzanine Note, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on such Obligations shall, to the extent permitted by law, remain at the Maximum Rate until Mezzanine Lender shall have received or accrued the amount of interest which Mezzanine Lender would have received or accrued during such period on Obligations had the rate of interest not been limited to the Maximum Rate during such period.

If the Default Rate shall be finally determined to be unlawful, then the Interest Rate shall be applicable during any time when the Default Rate would have been applicable hereunder, provided however that if the Maximum Rate is greater or lesser than the Interest Rate, then the foregoing provisions of this paragraph shall apply.

         CERTAIN RIGHTS AND WAIVERS. From time to time, without affecting the obligation of Mezzanine Borrowers or their successors or assigns to pay the outstanding principal balance of this Restated Mezzanine Note, interest thereon and other amounts due hereunder and to observe the covenants contained herein, in the Mezzanine Loan Agreement, the Pledge Agreement or in any other Mezzanine Loan Document, without affecting the guaranty of any person or entity for payment of the outstanding principal balance of this Restated Mezzanine Note, without giving notice to or obtaining the consent of any Mezzanine Borrower or its successors or assigns or any guarantors or indemnitor, and without liability on the part of Mezzanine Lender, Mezzanine Lender may, at its option, extend the time for payment of the outstanding principal balance of this Restated Mezzanine Note or any part thereof, reduce the payments thereon, release anyone liable for payment of all or a portion of said indebtedness, accept a renewal of this Restated Mezzanine Note, modify the terms and time of payment of said outstanding principal balance, join in any extension or subordination agreement, release any security given herefor, take or release other or additional security, and agree in writing with the undersigned to modify the rate of interest or period of amortization of this Restated Mezzanine Note or change the amount of the monthly installments payable hereunder.

         Presentment, notice of dishonor, and protest are hereby waived by Mezzanine Borrowers and all makers, sureties, guarantors and endorsers hereof. This Restated Mezzanine Note shall be binding upon Mezzanine Borrowers and their respective successors and assigns.

         EACH MEZZANINE BORROWER AND MEZZANINE LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THIS RESTATED MEZZANINE NOTE, THE PLEDGE AGREEMENT, ANY OTHER MEZZANINE LOAN DOCUMENT, ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.

         ASSIGNMENT AND TRANSFER OF RESTATED MEZZANINE NOTE. Mezzanine Lender shall have the right to assign or transfer, in whole or in part (including the right to grant participation interests in) any or all of its obligations under this Restated Mezzanine Note, the Mezzanine Loan Agreement, the Pledge Agreement and any or all of the other Mezzanine Loan Documents, subject to the terms of the Mezzanine Loan Agreement. Mezzanine Lender shall be released of any obligations accruing after the date of such assignment or transfer to the extent that the same are so assigned or transferred, and the rights and obligations of "MEZZANINE LENDER" hereunder shall become the rights and obligations of the transferee holder. Mezzanine Lender agrees to provide Mezzanine Borrowers with notice of any such assignment; provided, however, that no Mezzanine Borrower's consent shall be required in connection with any such assignment and no failure or delay by Mezzanine Lender in delivering such notice shall limit the effectiveness of such assignment.

         LIMITATION ON RECOURSE. The obligations of Mezzanine Borrowers hereunder are subject to limitations on recourse as provided in Article XII of the Mezzanine Loan Agreement.

         ATTORNEYS' FEES, COSTS OF COLLECTION. Mezzanine Borrowers shall pay to Mezzanine Lender on demand all reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees and expenses, incurred by Mezzanine Lender in collecting the indebtedness arising hereunder or under any other Mezzanine Loan Documents or secured thereby or otherwise exercising any rights or remedies of Mezzanine Lender hereunder or thereunder or at law or in equity or enforcing the obligations of any parties hereto or thereto, or as a consequence of any breach or default by any Mezzanine Borrower or any guarantor hereunder or thereunder, or otherwise as a consequence of any right evidenced or secured by this Restated Mezzanine Note or the Mezzanine Loan Documents. Without limitation, such costs and expenses to be reimbursed by Mezzanine Borrowers shall include reasonable attorneys' fees and expenses incurred in any bankruptcy case or proceeding and in any appeal.

         APPLICABLE LAW. This Restated Mezzanine Note shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in the State of New York and any applicable laws of the United States of America.

        TIME OF ESSENCE. Subject to the terms of the Mezzanine Loan Agreement, time shall be of the essence as to all of the terms, covenants and conditions of this Restated Mezzanine Note. If the due date of any payment due hereunder or under any of the other Mezzanine Loan Documents shall fall on a day other than a Business Day, Mezzanine Borrowers shall be required to make such payment on the next succeeding Business Day.

                        [NO ADDITIONAL TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, the undersigned Mezzanine Borrowers have executed this Amended, Restated and Consolidated Restated Mezzanine Note as of the date first written above.

                                  MEZZANINE BORROWERS:

                                  IMPAC HOTEL GROUP MEZZANINE, LLC,
                                  a Delaware limited liability company


                                  By:  /s/ Daniel E. Ellis
                                      ---------------------------------------
                                       Name:  Daniel E. Ellis
                                       Title: Vice President and Secretary


                                  SERVICO OPERATIONS MEZZANINE, LLC,
                                  a Delaware limited liability company


                                  By:  /s/ Daniel E. Ellis
                                      ---------------------------------------
                                       Name:  Daniel E. Ellis
                                       Title: Vice President and Secretary


                                  LODGIAN FINANCING MEZZANINE, LLC,
                                  a Delaware limited liability company


                                  By:  /s/ Daniel E. Ellis
                                      ---------------------------------------
                                       Name:  Daniel E. Ellis
                                       Title: Vice President and Secretary


                                  ISLAND MOTEL ENTERPRISES, INC.,
                                  a Georgia corporation


                                  By:  /s/ Daniel E. Ellis
                                      ---------------------------------------
                                       Name:  Daniel E. Ellis
                                       Title: Vice President and Secretary


                                  PENMOCO, INC.,
                                  a Michigan corporation



                                  By:  /s/ Daniel E. Ellis
                                      ---------------------------------------
                                       Name:  Daniel E. Ellis
                                       Title: Vice President and Secretary

                                    EXHIBIT A

                             ORIGINAL MEZZANINE NOTE

That certain Restated Mezzanine Note dated as of November 25, 2002, made by Mezzanine Borrowers to Mezzanine Lender, in the original principal amount of $78,671,201.

                                    EXHIBIT B


That certain Promissory Note B dated as of March 31, 2003, made by ALBANY HOTEL, INC., APICO HILLS, INC., APICO INNS OF GREEN TREE, INC., BRUNSWICK MOTEL ENTERPRISES, INC., DOTHAN HOSPITALITY 3053, INC., DOTHAN HOSPITALITY 3071, INC., GADSDEN HOSPITALITY, INC., LODGIAN AMI, INC., MINNEAPOLIS MOTEL ENTERPRISES, INC., NH MOTEL ENTERPRISES, INC., SERVICO AUSTIN, INC., SERVICO CEDAR RAPIDS, INC., SERVICO COLUMBIA, INC., SERVICO GRAND ISLAND, INC., SERVICO HOUSTON, INC., SERVICO JAMESTOWN, INC., SERVICO LANSING, INC., SERVICO MARKET CENTER, INC., SERVICO MARYLAND, INC., SERVICO METAIRIE, INC., SERVICO NEW YORK, INC., SERVICO NIAGARA FALLS, INC., SERVICO NORTHWOODS, INC., SERVICO PENSACOLA 7200, INC., SERVICO PENSACOLA 7330, INC., SERVICO PENSACOLA, INC., SERVICO ROLLING MEADOWS, INC., SERVICO WINTER HAVEN, INC., SHEFFIELD MOTEL ENTERPRISES, INC., IMPAC HOTELS I, L.L.C., LODGIAN MEMPHIS PROPERTY OWNER, LLC, AMI OPERATING PARTNERS, L.P., DEDHAM LODGING ASSOCIATES I, LIMITED PARTNERSHIP, LITTLE ROCK LODGING ASSOCIATES I, LIMITED PARTNERSHIP, and SERVICO CENTRE ASSOCIATES, LTD., to MERRILL LYNCH MORTGAGE LENDING, Inc., in the original principal amount of $5,539,275.